BRIGHTHOUSE FUNDS TRUST I	SUMMARY PROSPECTUS May 1, 2017

ClearBridge Aggressive Growth Portfolio

Class A, Class B and Class E Shares

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio (including the documents listed below) online at www.brighthousefinancial.com/variablefunds. You can also get this information at no cost by calling 1-800-638-7732 or by sending an e-mail request to RCG@brighthousefinancial.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2017, as supplemented from time to time, and the Portfolio’s financial statements for the year ended December 31, 2016, including the notes to the financial statements, the financial highlights and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Portfolio, dated December 31, 2016, are all incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for individuals who have purchased Contracts (as defined below) from insurance companies, including insurance companies affiliated with Brighthouse Investment Advisers, LLC, and is not intended for use by other investors.

Investment Objective

Capital appreciation.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class E
Management Fee	0.56%	0.56%	0.56%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.01%	0.01%	0.01%

Total Annual Portfolio Operating Expenses	0.57%	0.82%	0.72%
Fee Waiver*	(0.02%)	(0.02%)	(0.02%)

Net Operating Expenses	0.55%	0.80%	0.70%

*	Restated to reflect that Brighthouse Investment Advisers, LLC, has contractually agreed, for the period May 1, 2017, through April 30, 2018, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.650% of the first $500 million of the Portfolio’s average daily net assets, 0.600% of such assets over $500 million up to $1 billion, 0.510% of such assets over $1 billion up to $1.75 billion, 0.500% of such assets over $1.75 billion up to $2.85 billion, 0.475% of such assets over $2.85 billion up to $3 billion and 0.455% of such assets over $3 billion. This arrangement may be modified or discontinued prior to April 30, 2018, only with the approval of the Board of Trustees of the Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$56	$181	$317	$713
Class B	$82	$261	$455	$1,015
Class E	$72	$229	$400	$895

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategies

ClearBridge Investments, LLC (“ClearBridge” or “Subadviser”), subadviser to the Portfolio, invests the Portfolio’s assets, under normal circumstances, primarily in common stocks that ClearBridge believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of companies which comprise the S&P 500® Index. The Portfolio may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the Portfolio’s assets may be invested in the securities of such companies.

ClearBridge emphasizes individual security selection while diversifying the Portfolio’s investments across industries, which may help to reduce risk. ClearBridge focuses primarily, but not exclusively, on emerging growth companies that have passed their “start up” phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Portfolio acquires their stocks. When evaluating an individual stock, ClearBridge considers whether the company may benefit from:

∎	New technologies, products or services

∎	New cost reducing measures

∎	Changes in management

∎	Favorable changes in government regulations

The Portfolio may invest up to 25% of its net assets (at the time of investment) in foreign securities, which may include investments in emerging markets. The Portfolio may invest directly in foreign issuers or invest in depositary receipts.

The Portfolio is non-diversified, which means that it can hold securities of a smaller number of issuers and can invest a larger percentage of its assets in a single issuer than a diversified portfolio.

Principal Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates or investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Focused Investment Risk.    Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.

Non-Diversification Risk.    To the extent that the Portfolio holds securities of a smaller number of issuers or invests a larger percentage of its assets in a single issuer than a diversified portfolio, the value of the Portfolio, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.

Past Performance

The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. Effective October 6, 2006, ClearBridge began managing the Portfolio. Investment performance prior to that date is attributable to the Portfolio’s former subadviser.

ClearBridge Aggressive Growth Portfolio

Year-by-Year Total Return for Class B Shares as of December 31 of Each Year

Highest Quarter	2nd – 2009	17.27%
Lowest Quarter	4th – 2008	-22.05%

Average Annual Total Return as of December 31, 2016

	1 Year	5 Years	10 Years
Class A	2.98%	15.39%	8.19%
Class B	2.68%	15.12%	7.91%
Class E	2.84%	15.22%	8.02%
Russell 3000® Growth Index (reflects no deduction for mutual fund fees or expenses)	7.39%	14.44%	8.28%

Management

Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.

Subadviser.    ClearBridge Investments, LLC, is the subadviser to the Portfolio.

Portfolio Managers.    Richard Freeman, Managing Director, Portfolio Manager, ClearBridge, and Evan Bauman, Managing Director, Portfolio Manager, ClearBridge, have managed the Portfolio since 2006.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

ClearBridge Aggressive Growth Portfolio

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